                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David G. Bedard

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David G. Bedard                                    Dated as of March 1, 2011
       -----------------------------------------------------
       David G. Bedard

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of March 1, 2011
Filed on Form N-6
File Numbers:

333-155092
333-148815
333-148816
333-82866
333-93319
333-83057

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Mark J. Niland

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Mark J. Niland                                     Dated as of November 14, 2011
       -----------------------------------------------------
       Mark J. Niland

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of November 14, 2011
Filed on Form N-6
File Numbers:

333-155092
333-148815
333-148816
333-82866
333-93319
333-83057

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    David N. Levenson                                     Dated as of March 15, 2011
       ----------------------------------------------------
       David N. Levenson

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of March 15, 2011
Filed on Form N-6
File Numbers:

333-155092
333-148815
333-148816
333-82866
333-93319
333-83057

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of March 15, 2011
       ----------------------------------------------------
       Beth A. Bombara

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of March 15, 2011
Filed on Form N-6
File Numbers:

333-155092
333-148815
333-148816
333-82866
333-93319
333-83057